                                                            CONFORMED COPY

                                            This Instrument Prepared By

                                            /s/ Sandra Kaufmann Battaglia
                                            ---------------------------------
                                            Sandra Kaufmann Battaglia, Esquire
                                            Potter Anderson & Corroon
                                            350 Delaware Trust Building
                                            Wilmington, Delaware 19801


================================================================================



                         DELMARVA POWER & LIGHT COMPANY



                                       TO



                                 CHEMICAL BANK,
                                    Trustee.







                           EIGHTY-FOURTH SUPPLEMENTAL
                                   INDENTURE



================================================================================


                          Effective as of June 1, 1993
            (but executed on the dates shown on the execution page)

                         DELMARVA POWER & LIGHT COMPANY

                      Eighty-Fourth Supplemental Indenture
                          Effective as of June 1, 1993

                              TABLE OF CONTENTS*


                                                                  PAGE


Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Recitals. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

Form of Bond of the 1993 Series . . . . . . . . . . . . . . . . .   2

Recitals. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8

Granting Clauses. . . . . . . . . . . . . . . . . . . . . . . . .   9

Description of Property . . . . . . . . . . . . . . . . . . . . .  11

Appurtenances . . . . . . . . . . . . . . . . . . . . . . . . . .  14

After Acquired Property Clause  . . . . . . . . . . . . . . . . .  15

Properties Excepted from Lien and Operation of Indenture  . . . .  15

Habendum  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

Subject Clause  . . . . . . . . . . . . . . . . . . . . . . . . .  16

Grant in Trust  . . . . . . . . . . . . . . . . . . . . . . . . .  16

                                   ARTICLE I

            DESIGNATIONS, PROVISIONS, DENOMINATIONS AND ISSUANCE OF
                    BONDS OF THE 1993 GAS FACILITIES SERIES

Sec. 1.  Designations and Provisions of the Bonds . . . . . . . .  16

Sec. 2.  Bonds Issued to State Trustee as Collateral  . . . . . .  17

Sec. 3.  Payment of the Bonds . . . . . . . . . . . . . . . . . .  17

Sec. 4.  Redemption of the Bonds Prior to Maturity  . . . . . . .  18

Sec. 5.  Waiver of Notice of Redemption . . . . . . . . . . . . .  18

Sec. 6.  Denominations and Exchange of the Bonds  . . . . . . . .  19


* The Table of Contents and recording data are not part of the Eighty-Fourth Supplemental Indenture as executed.



Sec. 7.  Limitation of Principal Amount of Bonds  . . . . . . . .  19

Sec. 8.  Issuance of Bonds  . . . . . . . . . . . . . . . . . . .  19



                                   ARTICLE II

            DESIGNATIONS, PROVISIONS, DENOMINATIONS AND ISSUANCE OF
              BONDS OF THE 1993 POLLUTION CONTROL REFUNDING SERIES


Sec. 1.  Designations and Provisions of the Bonds . . . . . . . .  19

Sec. 2.  Bonds Issued to State Trustee as Collateral  . . . . . .  20

Sec. 3.  Payment of the Bonds . . . . . . . . . . . . . . . . . .  20

Sec. 4.  Redemption of the Bonds Prior to Maturity  . . . . . . .  21

Sec. 5.  Waiver of Notice of Redemption . . . . . . . . . . . . .  22

Sec. 6.  Denominations and Exchange of the Bonds  . . . . . . . .  22

Sec. 7.  Limitation of Principal Amount of Bonds  . . . . . . . .  22

Sec. 8.  Issuance of Bonds  . . . . . . . . . . . . . . . . . . .  22



                                  ARTICLE III

                                 MISCELLANEOUS

Sec. 1.  Indenture Affirmed as Supplemented . . . . . . . . . .    22

Sec. 2.  Execution of Counterparts . . . . . . . . . . . . . . .   22

Sec. 3.  Recitals are by Company . . . . . . . . . . . . . . . .   23

Sec. 4.  Names and Addresses of Debtor and Secured Party . . . .   23

Sec. 5.  Reliance on Certificates of State Trustee . . . . . . .   23

Sec. 6.  Receipt by the Company . . . . . . .  . . . . . . . . .   23

Signatures and Seals . . . . . . . . . . . . . . . . . . . . . .   23

Acknowledgments  . . . . . . . . . . . . . . . . . . . . . . . .   24

Certificate of Residence . . . . . . . . . . . . . . . . . . . .   26

Recordation Data . . . . . . . . . . . . . . . . . . . . . . . .   27


          This EIGHTY-FOURTH SUPPLEMENTAL INDENTURE, effective as of the 1st day of June, 1993 (but executed on the dates hereinafter shown), made and entered into by and between DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, hereinafter called the Company, party of the first part, and CHEMICAL BANK, a corporation of the State of New York, hereinafter called the Trustee, party of the second part;

          WITNESSETH:

          WHEREAS, the Company heretofore executed and delivered its Indenture of Mortgage and Deed of Trust (hereinafter in this Eighty-Fourth Supplemental Indenture called the "Original Indenture"), dated as of October 1, 1943, to the New York Trust Company, a corporation of the State of New York, as Trustee, to which Chemical Bank is successor Trustee, to secure the First Mortgage Bonds of the Company, unlimited in aggregate principal amount and issuable in series, from time to time, in the manner and subject to the conditions set forth in the Original Indenture granted and conveyed unto the Trustee, upon the trusts, uses and purposes specifically therein set forth, certain real estate, franchises and other property therein described, including property acquired after the date thereof, except as therein otherwise provided; and

          WHEREAS, the Original Indenture has been supplemented by eighty four supplemental indentures specifically subjecting to the lien of the Original Indenture as though included in the granting clause thereof certain property in said supplemental indentures specifically described and amending and modifying the provisions of the Original Indenture (the Original Indenture, as amended, modified and supplemented by all of the indentures supplemental thereto, including this Supplemental Indenture, is hereinafter in this Supplemental Indenture called the "Indenture"); and

          WHEREAS, the Original Indenture provides for the issuance of bonds thereunder in one or more series, the form of each series of bonds and of the coupons to be attached to any coupon bonds to be substantially in the forms set forth therein with such omissions, variations and insertions as are authorized or permitted by the Original Indenture and determined and specified by the Board of Directors of the Company; and

          WHEREAS, the Company is constructing improvements to its gas facilities in its utility service area which will be financed through the issuance by The Delaware Economic Development Authority (the "Authority") of its revenue bonds designated Gas Facilities Revenue Bonds (Delmarva Power & Light Company Project) Series 1993A pursuant to the terms of a Financing Agreement between the Authority and the Company which will require the Company to deliver its First Mortgage Bonds to provide for and secure the payment of such Gas Facilities Revenue Bonds; and

          WHEREAS, the Company is refinancing certain indebtedness incurred in connection with bonds previously issued by the Authority's predecessor, to finance certain pollution control facilities of the Company, said refinancing to be accomplished through the issuance by the Authority of a separate issue of its revenue bonds designated Pollution Control Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 1993B pursuant to the terms of a separate Financing Agreement between the Authority and the Company which requires the Company to deliver its First Mortgage Bonds to provide for and secure the payment of such Pollution Control Refunding Revenue Bonds; and

          WHEREAS, the Company, by appropriate corporate action in conformity with the terms of the Indenture, has duly determined to create a series of bonds to be designated as First Mortgage Bonds, Gas Facilities Series 1993A due
June 1, 2032 (hereinafter sometimes referred to as the "1993 Gas Facilities Bonds" or the "bonds of the 1993 Gas Facilities Series") and has duly determined to create a series of bonds to be designated as First Mortgage
Bonds, Pollution Control Refunding Series 1993B due June 1, 2021 (hereinafter sometimes referred to as the "1993 Pollution Control Refunding Bonds" or the "bonds of the 1993 Pollution Control Refunding Series") (the 1993 Gas
Facilities Bonds and the 1993 Pollution Control Refunding Bonds being herein sometimes referred to collectively as the "bonds of the 1993 Series"), which said bonds of the 1993 Series are to be substantially in the following form with such additional identification as may be advisable to distinguish each separate series:

                             [FORM OF FACE OF BOND]

                         DELMARVA POWER & LIGHT COMPANY

                              FIRST MORTGAGE BOND

                           __________ Series 1993___
                              Due June 1, ________

Number:

Maturity Date:  June 1, ______

Interest Rate:

Registered Owner:

Principal Amount:              Dollars

          DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia (hereinafter called the Company), for value received, hereby promises to pay to the Owner identified above, or registered assigns as hereinafter provided, on the Maturity Date identified above, the Principal Amount identified above, and to pay interest on said Principal Amount until payment of said Principal Amount has been made or duly provided for at the Interest Rate identified above, on June 1 and December 1 of each year, commencing on December 1, 1993, and to pay interest on overdue principal and, to the extent permitted by law, on overdue interest at the rate borne by this Bond, except as the provisions hereinafter set forth with respect to redemption prior to maturity may become applicable hereto, the principal of, premium, if any, and interest on, this Bond being payable in lawful money of the United States of America at the corporate trust office of the State Trustee (as hereinafter defined). Interest on this bond shall be computed on the basis of a 360-day year consisting of twelve 30-day months from the first day of June or December, as the case may be, to which interest has been paid (or is deemed to have been paid), unless no interest has been paid (or is deemed to have been paid) hereon, in which case from June 1, 1993, until this bond shall be paid or the payment hereof shall have been duly provided for.

          The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

          This bond shall not become valid or obligatory for any purpose until CHEMICAL BANK, the Trustee under the Mortgage, or its successor thereunder, shall have signed the certificate of authentication endorsed hereon.

          IN WITNESS WHEREOF, DELMARVA POWER & LIGHT COMPANY has caused this bond to be signed in its name with the manual or facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be affixed hereto and attested by the manual signature of its Secretary or one of its Assistant Secretaries.

Dated:  June 1, 1993

Seal:


Attest:          DELMARVA POWER & LIGHT COMPANY



          ____________________________  By______________________________
                   Secretary                       President

          This bond is one of the bonds of the series herein designated, provided for in the within-mentioned mortgage.

                                         Chemical Bank, Trustee



                                         By__________________________
                                               Authorized Officer

                           [FORM OF REVERSE OF BOND]

                         DELMARVA POWER & LIGHT COMPANY
                              FIRST MORTGAGE BOND

                         ____________ Series 1993 _____

                               Due June 1, ______


          This bond is one of an issue of bonds of the Company (herein referred to as the "bonds"), not limited in principal amount, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as in the Mortgage hereinafter mentioned provided, and is one of a series known as First Mortgage Bonds, _______ Series 1993___ due June 1, _____ (herein sometimes referred to as "bonds of the 1993_____ Series"). All bonds of all series issued and to be issued under and equally and ratably secured (except insofar as any sinking fund, established in accordance with the provisions of the Mortgage hereinafter mentioned, may afford additional security for the bonds of any particular series) by the Mortgage and Deed of Trust, dated as of October 1, 1943, executed by the Company to THE NEW YORK TRUST COMPANY, as Trustee, to which CHEMICAL BANK, a corporation of the State of New York, is successor Trustee (herein, together with any indentures supplemental thereto, including an Eighty-Fourth Supplemental Indenture, dated as of June 1, 1993, called the "Mortgage"), to which reference is made for a description of the property mortgaged and pledged, the nature and extent of the security, the rights and limitations of rights of the holders of the bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the bonds are, and are to be, issued and secured. The Mortgage contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than seventy-five percent (75%) in principal amount of all the bonds at the time outstanding (determined as provided in the Mortgage), evidenced as in the Mortgage provided, or in case the rights under the Mortgage of the holders of the bonds of one or more, but less than all, of the series of bonds outstanding shall be affected, then with the consent of the holders of not less than seventy-five percent (75%) in principal amount of the bonds at the time outstanding of the one or more series, taken in the aggregate, affected (determined as provided in the Mortgage), evidenced as in the Mortgage provided, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Mortgage or modifying in any manner the rights of the holders of the bonds and coupons; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any bonds, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof, without the consent of the holder of each bond so affected, or (ii) reduce the aforesaid percentage of bonds, the holders of which are required to consent to any such supplemental indenture without the consent of the holders of all bonds then outstanding. Any such consent by the registered holder of this bond (unless effectively revoked as provided in the Mortgage) shall be conclusive and binding upon such holder and upon all future holders of this bond, irrespective of whether or not any notation of such consent is made upon this bond. No reference herein to the Mortgage and no provision of this bond or of the Mortgage shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this bond at the time and place, at the rate and in the coin or currency herein prescribed.

          The fully registered bonds of the 1993 ______________ Series are issuable in denominations of $5,000 and any integral multiple thereof. At the office or agency to be maintained by the Company in the Borough of Manhattan, The City of New York and in the manner and subject to the limitations provided in the Mortgage, fully registered bonds of such series may be exchanged for a like aggregate principal amount of fully registered bonds of such series of other authorized denominations, and in each case without payment of any service or other similar charge as provided in said Eighty-Fourth Supplemental Indenture.

          Concurrently with the issuance of the bonds of the 1993 __________ Series, The Delaware Economic Development Authority (the "Authority") is issuing its ________________ Revenue Bonds (Delmarva Power & Light Company Project) Series 1993___ (the "State Revenue Bonds") under and pursuant to an indenture (the "State Indenture") between the Authority and Delaware Trust Company, as trustee (the "State Trustee"), which term shall include its successors in trust, if any, under the State Indenture). The bonds of the 1993 ________________ Series are issued to the State Trustee under a Pledge Agreement, between the Company and the State Trustee, to provide for and secure the payment of the State Revenue Bonds, the proceeds of which will be loaned to the Company to finance or refinance certain facilities under a Financing Agreement between the Authority and the Company.

          Whenever payment or provision therefor has been made in respect of the principal of, and premium, if any, and interest on, all or any portion of the State Revenue Bonds in accordance with the State Indenture, the corresponding amount of principal of, and premium, if any, and interest on, the bonds of the 1993 _________ Series issued as security therefor, shall be deemed to have been paid.

          If and whenever the Trustee is notified pursuant to Section 802 of the State Indenture (i) that an event of default, as defined in Section 801 of such State Indenture, has occurred and is continuing, (ii) that the principal of all State Revenue Bonds then outstanding and the interest accrued thereon has been declared due and payable, and (iii) that redemption of all of the bonds of the 1993 _____________ Series issued as security therefor is demanded, then, as soon as practicable and in any event within five (5) days of having received notice of such default and of such declaration and such demand, the Trustee shall so notify the Company and, upon receipt of sufficient funds, shall redeem all of such bonds of the 1993 ________________ Series then outstanding by payment of the principal amount thereof together with accrued interest to the redemption date; provided, however, that such requirement of redemption shall be deemed to be waived if, prior to the date fixed for such redemption, the State Trustee has notified the Trustee in writing that such event of default under such State Indenture is waived or cured and the accelerated maturity of such State Revenue Bonds ceases to be effective. The Company covenants that, upon receipt of notice of such redemption from the Trustee, it shall immediately deposit with the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993 ______________ Series. The bonds of the 1993 ______________ Series also shall be subject to redemption in whole and in part as provided in the Mortgage.

          The holder of this bond, by the acceptance hereof, waives any right to notice of redemption of this bond, in whole or in part, which it may have under any provisions of the Mortgage.

          The Mortgage provides that if the Company shall deposit with the Trustee in trust for the purpose funds sufficient to pay the principal of all of the bonds of any series, or such of the bonds of any series as have been or are to be called for redemption, and premium, if any, thereon, and all interest payable on such bonds to the date on which they become due and payable at maturity or upon redemption or otherwise, and shall comply with the other provisions of the Mortgage in respect thereof, then from the date of such deposit such bonds shall no longer be entitled to any lien or benefit under the Mortgage.

          The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the Mortgage, upon the occurrence of a completed default as in the Mortgage provided.

          This bond is transferable as prescribed in the Mortgage by the registered holder hereof in person, or by his duly authorized attorney, at the office or agency of the Company in said Borough of Manhattan, upon surrender and cancellation of this bond, and thereupon a new fully registered bond or bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefore as provided in the Mortgage, and in each case without payment of any service or other similar charge as provided in said Eighty-Fourth Supplemental Indenture. The Company and the Trustee, any paying agent and any bond registrar may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar shall be affected by any notice to the contrary.

          No recourse shall be had for the payment of the principal of, premium, if any, and interest on, this bond, or for any claim based hereon, or otherwise in respect hereof, or based on, or in respect of, the Mortgage, against any incorporator or any past, present or future subscriber to the capital stock, stockholder, officer or director, as such, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, under any rule of law, statute or constitution or by the enforcement of any assessment or otherwise, all such liability of incorporators, subscribers, stockholders, officers and directors, as such, being waived and released by the holder and owner hereof by the acceptance of this bond and being likewise waived and released by the terms of the Mortgage; and

                               [END OF BOND FORM]

          WHEREAS, all acts and things prescribed by law and by the charter and bylaws of the Company necessary to make the bonds of the 1993 Series, when executed by the Company and authenticated by the Trustee, as in the Indenture provided, valid, binding and legal obligations of the Company, entitled in all respects to the security of the Indenture, have been performed; and

          WHEREAS, provision is made in Sections 5.11 and 17.01 of the Original Indenture for such further instruments and indentures, supplemental to the Original Indenture, as may be necessary or proper to carry out more effectually the purposes of the Original Indenture, and to subject to the lien of the Original Indenture any property acquired after the date of the Original Indenture and intended to be covered thereby, with the same force and effect as though included in the granting clause thereof, and to add such further covenants, restrictions or conditions for the protection of the mortgaged and pledged property and the holders of the bonds as the Board of Directors of the Company and the Trustee shall consider to be for the protection of the holders of the bonds, and to set forth the terms and provisions of any series of bonds to be issued under the Original Indenture and the form of the bonds and coupons of such series; and the Company since the date of the Original Indenture has acquired additional property not heretofore specifically subjected to the lien of the Original Indenture; and it is desired to add certain further covenants, restrictions and conditions for the protection of the mortgaged and pledged property and the holders of the bonds, as provided in this Eighty-Fourth Supplemental Indenture, which the Board of Directors of the Company and the Trustee consider to be for the protection of the holders of the bonds; and the Company desires to issue the bonds of the 1993 Series; and the Company therefore deems it advisable to enter into this Eighty-Fourth Supplemental Indenture in the form and terms hereof; and

          WHEREAS, the execution and delivery of this Eighty-Fourth Supplemental Indenture has been duly authorized by the Board of Directors of the Company at a meeting duly called and held according to law, and all conditions and requirements necessary to make this Eighty-Fourth Supplemental Indenture a valid, binding and legal instrument in accordance with its terms, for the purposes herein expressed, and the execution and delivery hereof, in the form and terms hereof, have been in all respects duly authorized;

          NOW, THEREFORE, in order further to secure the payment of the principal and interest and premium, if any, of all bonds issued and to be issued under the Original Indenture and any indentures supplemental thereto, including this Eighty-Fourth Supplemental Indenture, according to their tenor, purport and effect and the performance and observance of all the covenants and conditions in said bonds and the Original Indenture and any indentures supplemental thereto, including this Eighty-Fourth Supplemental Indenture, contained and to subject to the lien of the Original Indenture, as so supplemented, with the same force and effect as though included in the granting clause thereof, additional property now owned by the Company, and for and in consideration of the premises and of the sum of One Dollar ($1.00), lawful money of the United States of America, to the Company duly paid by the Trustee at or before the ensealing and delivery hereof, and other valuable considerations, the receipt whereof is hereby acknowledged, and intending to be legally bound hereby, the Company has executed and delivered this Eighty-Fourth Supplemental Indenture, and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and granted a security interest therein, and by these presents doth grant, bargain, sell release, convey, assign, transfer, mortgage, pledge, set over and confirm, and grant a security interest therein, subject to the provisions of the Indenture, unto CHEMICAL BANK, as trustee, and to its successors in trust and to its and their assigns forever, all the following described properties of the Company, and doth hereby confirm that the Company will not cause or consent to a partition, either voluntary or through legal proceedings, of property, whether herein described or heretofore or hereafter acquired, in which its ownership shall be as tenants in common, except as permitted by, and in conformity with, the provision of the Indenture and particularly of Article IX of the Original Indenture:

          All property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution hereof or which may be hereafter acquired by it (except such property as in the Original Indenture expressly excepted from the lien and operation of the Indenture).

          The property covered by this Eighty-Fourth Supplemental Indenture shall include particularly, among other property, without prejudice to the generality of the language hereinbefore or hereinafter contained, the following described property:

          All the electric generating stations, station sites, stations, electric reserve generating stations, substations, substation sites, gas manufacturing plants, ice and cold storage plants, steam plants, hot water plants, hydro-electric stations, hydro-electric station sites, electric transmission lines, electric distribution systems, gas transportation mains, gas distribution systems, steam distribution systems, hot water distribution systems, regulator stations, regulator station sites, office buildings, storeroom buildings, warehouse buildings, boiler houses, plants, plant sites, service plants, coal storage yards, and poleyards now or hereafter owned by the Company, including all electric works, power houses, generators, turbines, boilers, engines, furnaces, retorts, dynamos, buildings, structures, transformers, meters, towers, poles, tower lines, cables, pole lines, tanks, storage holders, regulators, gas works, pipes, pipe lines, mains, pipe fittings, valves, drips, connections, tunnels, conduits, gates, motors, wires, switch racks, switches, brackets, insulators, and all equipment, improvements, machinery, appliances, devices, appurtenances, supplies and miscellaneous property for generating, producing, transforming, converting, storing and distributing electric energy, gas, ice, steam and hot water, and furnishing cold storage, now or hereafter owned by the Company, together with all furniture and fixtures located in the aforesaid buildings, and all land now or hereafter owned by the Company on which the same or any part thereof are situated, and all of the real estate, leases, leaseholds (except the last day of the term of each lease and leasehold), and lands now or hereafter owned by the Company, including land located on or adjacent to any river, stream or other water, together with all flowage rights, flooding rights, water rights, riparian rights, dams and dam sites and rights, flumes, canals, races, raceways, head works and diversion works, and all of the municipal and other franchises, licenses, consents, ordinances, permits, privileges, rights, servitudes, easements and rights-of-way and other rights in or relating to real estate or the occupancy of the same now or hereafter owned by the Company, and all of the other property, real, personal or mixed, now or hereafter owned by the Company, forming a part of any of the foregoing property or used or enjoyed or capable of being used or enjoyed in connection therewith or in anywise appertaining thereto, whether developed or undeveloped, or partially developed, or whether now equipped and operating or not and wherever situated, and all of the Company's presently held or hereafter acquired right, title and interest in and to the land on which the same or any part thereof are situated or adjacent thereto, and all rights for or relating to the construction, maintenance or operation of any of the foregoing property through, over, under or upon any public streets or highways or other lands, public or private, and (except as hereinafter expressly excepted) all the right, title and interest of the Company presently held or hereafter acquired in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore described, and, as to all of the foregoing, whether now owned by the Company or hereafter acquired by the Company.

          Without limitation of the generality of the foregoing, the easements and rights of way and other rights in or relating to real estate or the occupancy of the same owned by the Company, and whether used or not used in connection with the Company's operations, which were conveyed to the Company and recorded in the following Real Property Deed Records to which reference is made for a more particular description, to wit:


State and County
- ----------------
DELAWARE
   New Castle

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

   11/13/92    1428       0265     01/25/93      1464      0034
   12/16/92    1444       0082     01/25/93      1464      0036
   12/22/92    1447       0231     01/25/93      1464      0038
   01/25/93    1463       0154     01/25/93      1464      0040
   01/25/93    1463       0157     01/25/93      1464      0042
   01/25/93    1463       0160     01/25/93      1464      0044
   01/25/93    1463       0294     01/25/93      1464      0047
   01/25/93    1463       0298     01/25/93      1464      0050
   01/25/93    1463       0301     01/25/93      1464      0052
   01/25/93    1463       0304     01/25/93      1464      0054
   01/25/93    1463       0307     01/25/93      1464      0056
   01/25/93    1463       0309     01/25/93      1464      0058
   01/25/93    1463       0311     01/25/93      1464      0060
   01/25/93    1463       0313     01/25/93      1464      0062
   01/25/93    1463       0315     01/25/93      1464      0066
   01/25/93    1463       0317     01/25/93      1464      0070
   01/25/93    1463       0319     01/25/93      1464      0079
   01/25/93    1463       0321     01/25/93      1464      0090
   01/25/93    1463       0323     01/25/93      1464      0095
   01/25/93    1463       0325     02/17/93      1474      0026
   01/25/93    1463       0327     02/17/93      1474      0301
   01/25/93    1463       0329     02/17/93      1474      0304
   01/25/93    1463       0331     02/17/93      1474      0307
   01/25/93    1463       0333     02/17/93      1474      0310
   01/25/93    1463       0335     02/17/93      1474      0312
   01/25/93    1463       0337     02/17/93      1474      0314
   01/25/93    1463       0339     02/17/93      1474      0316
   01/25/93    1463       0342     02/17/93      1474      0318
   01/25/93    1463       0345     02/17/93      1474      0320
   01/25/93    1464       0001     02/17/93      1474      0322
   01/25/93    1464       0004     02/17/93      1474      0324
   01/25/93    1464       0006     02/17/93      1474      0328


   01/25/93    1464       0014     02/17/93      1474      0330
   01/25/93    1464       0016     02/17/93      1474      0332
   01/25/93    1464       0018     02/17/93      1474      0334
   01/25/93    1464       0020     03/08/93      1486      0009
   01/25/93    1464       0022     03/08/93      1486      0017
   01/25/93    1464       0024     03/08/93      1486      0019
   01/25/93    1464       0026     03/08/93      1486      0021
   01/25/93    1464       0028     03/08/93      1486      0023
   01/25/93    1464       0030     03/08/93      1486      0026
   01/25/93    1464       0032


State and County
- ----------------
DELAWARE
   Sussex

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

   01/07/93    DDG 1891   0150     01/07/93      DDG 1891  0158
   01/07/93    DDG 1891   0152     01/07/93      DDG 1891  0160
   01/07/93    DDG 1891   0154     01/07/93      DDG 1891  0162
   01/07/93    DDG 1891   0156     01/07/93      DDG 1891  0164



State and County
- ----------------
MARYLAND
   Caroline

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

   10/13/92    FDM 250    0599     12/24/92      FDM 251   0374
   12/24/92    FDM 251    0372



State and County
- ----------------
MARYLAND
   Kent

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

   10/14/92    MLM 029    0278     11/12/92      MLM 031   0114
   10/14/92    MLM 029    0280     11/12/92      MLM 031   0116
   10/14/92    MLM 029    0282     12/14/92      MLM 033   0054
   10/14/92    MLM 029    0284     12/14/92      MLM 033   0056
   10/14/92    MLM 029    0286     12/14/92      MLM 033   0058
   10/14/92    MLM 029    0288     12/14/92      MLM 033   0060
   10/14/92    MLM 029    0290     12/14/92      MLM 033   0062



State and County
- ----------------
MARYLAND
   Queen Annes

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

  11/12/92    MWM 0411   0020     11/12/92      MWM 0411   0052
  11/12/92    MWM 0411   0022     11/24/92      MWM 0412   0491
  11/12/92    MWM 0411   0024     11/24/92      MWM 0412   0493
  11/12/92    MWM 0411   0026     11/24/92      MWM 0412   0495
  11/12/92    MWM 0411   0028     12/14/92      MWM 0414   0269
  11/12/92    MWM 0411   0030     12/14/92      MWM 0414   0271
  11/12/92    MWM 0411   0032     12/14/92      MWM 0414   0273
  11/12/92    MWM 0411   0034     12/14/92      MWM 0414   0275
  11/12/92    MWM 0411   0036     12/14/92      MWM 0414   0277
  11/12/92    MWM 0411   0038     12/14/92      MWM 0414   0279
  11/12/92    MWM 0411   0040     12/14/92      MWM 0414   0281
  11/12/92    MWM 0411   0042     12/14/92      MWM 0414   0283
  11/12/92    MWM 0411   0044     12/14/92      MWM 0414   0285
  11/12/92    MWM 0411   0046     12/14/92      MWM 0414   0287
  11/12/92    MWM 0411   0048     12/14/92      MWM 0414   0289
  11/12/92    MWM 0411   0050



State and County
- ----------------
MARYLAND
   Somerset

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

  11/12/92    ITP 0407   1080     11/12/92      ITP 0407   1082



State and County
- ----------------
MARYLAND
   Talbot

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

  12/17/92    MAS 0740   0487     01/21/93      MAS 0743   0410
  12/17/92    MAS 0740   0489     01/21/93      MAS 0743   0412
  12/17/92    MAS 0740   0491     01/21/93      MAS 0743   0414
  12/17/92    MAS 0740   0493     01/21/93      MAS 0743   0416
  01/21/93    MAS 0743   0408     01/21/93      MAS 0743   0418


State and County
- ----------------
MARYLAND
- --------
   Wicomico

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

  10/14/92    MSB 1310   0303     11/12/92      MSB 1314   0414
  10/14/92    MSB 1310   0305     11/12/92      MSB 1314   0416
  10/14/92    MSB 1310   0307     11/12/92      MSB 1314   0418
  11/12/92    MSB 1314   0406     11/12/92      MSB 1314   0420
  11/12/92    MSB 1314   0408     11/12/92      MSB 1314   0422
  11/12/92    MSB 1314   0410     12/14/92      MSB 1318   0373
  11/12/92    MSB 1314   0412     12/14/92      MSB 1318   0375



State and County
- ----------------
MARYLAND
   Worcester

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

  10/13/92    RHO 1868   0432



State and County
- ----------------
VIRGINIA
   Accomack

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

  12/14/92    SHC 0633   00251    01/19/93      SHC 0635  00125
  12/14/92    SHC 0633   00254    01/19/93      SHC 0635  00128
  01/19/93    SHC 0635   00116    01/19/93      SHC 0635  00131
  01/19/93    SHC 0635   00119    01/19/93      SHC 0635  00134
  01/19/93    SHC 0635   00122



State and County
- ----------------
VIRGINIA
   Northampton

    Received     Deed Records       Received       Deed Records
   for Record   Book      Page     for Record     Book     Page

  10/13/92    KFA 257    0758     10/13/92      KFA 257    0760


          Together with all and singular the tenements, hereditaments and appurtenances belonging or in anywise appertaining to the aforesaid property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid property and franchises and every part and parcel thereof.

          IT IS HEREBY AGREED by the Company that all property, rights and franchises acquired by the Company after the date hereof (except any in the Original Indenture expressly excepted) shall (subject to the provisions of
Section 9.01 of the Original Indenture and to the extent permitted by law) be as fully embraced within the lien of the Original Indenture and any indentures supplemental thereto, including this Eighty-Fourth Supplemental Indenture, as if such property, rights and franchises were at the time of the execution of the Original Indenture owned by the Company and/or specifically described therein and conveyed thereby and as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby;

          Provided that, in addition to the reservations and exceptions herein elsewhere contained, the following are not and are not intended to be granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed hereunder and are hereby expressly excepted from the lien and operation of the Original Indenture and any indentures supplemental thereto, including this Eighty-Fourth Supplemental Indenture, viz.: (1) cash and shares of stock and certificates or evidence of interest therein and obligations (including bonds, notes and other securities) not, in or pursuant to the Original Indenture or any indenture supplemental thereto, including this Eighty-Fourth Supplemental Indenture, specifically pledged or deposited or delivered or therein covenanted so to be; (2) any goods, wares, merchandise, equipment, materials or supplies held or acquired for the purpose of sale or resale in the usual course of business or for consumption in the operation of any properties of the Company; and (3) all judgments, contracts, accounts and choses in action, the proceeds of which the Company is not obligated as in the Original Indenture provided to deposit with the Trustee hereunder; provided, however, that the property and rights expressly excepted from the lien and operation of the Original Indenture and any indentures supplemental thereto, including this Eighty-Fourth Supplemental Indenture, in the above subdivisions (2) and (3) shall (to the extent permitted by law) cease to be so excepted, in the event that the Trustee or a receiver or trustee shall take possession of the mortgaged and pledged property in the manner provided in Article X of the Original Indenture, by reason of the occurrence of a completed default, as defined in said Article X of the Original Indenture.

          TO HAVE AND TO HOLD all such properties, real, personal, or mixed, granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over or confirmed by the Company as aforesaid, or intended so to be, unto the Trustee and its successors in the trusts created in the Indenture and its and their assigns foreover;

          SUBJECT, HOWEVER, to any reservations, exceptions, conditions, limitations and restrictions contained in several deeds, servitudes, franchises and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein;

          IN TRUST NEVERTHELESS upon the terms, trusts, uses and purposes specifically set forth in the Indenture; this Eighty-Fourth Supplemental Indenture being made for the purpose inter alia, of subjecting the real estate and premises and other property above described to the lien and operation of the Indenture, so that the same shall be held specifically by the Trustee under and subject to the terms and conditions of the Indenture in identically the same manner and for the same trusts, uses and purposes, as though the said real estate and premises and other property had been specifically described in the Original Indenture.

          AND IT IS HEREBY FURTHER COVENANTED AND AGREED and the Company and the Trustee have mutually agreed, in consideration of the premises, as follows:


                                   ARTICLE I

              DESIGNATION, PROVISIONS, DENOMINATIONS AND ISSUANCE
                   OF BONDS OF THE 1993 GAS FACILITIES SERIES

          SECTION 1. A series of bonds of the Company issuable and secured by the Indenture is hereby created and authorized, which series shall be designated "First Mortgage Bonds, Gas Facilities Series 1993A due June 1, 2032" and sometimes referred to as the "1993 Gas Facilities Bonds" or the "bonds of the 1993 Gas Facilities Series". All bonds of the 1993 Gas Facilities Series shall be fully registered bonds.

          Each bond of the 1993 Gas Facilities Series shall be dated as of June 1, 1993, and shall mature, subject to prior redemption, upon the terms and conditions hereinafter set forth, on June 1, 2032. All such bonds shall bear interest at the rate of six and five hundredths percent (6.05%) per annum from and including the date thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest on such bonds shall be payable semi-annually on each June 1 and December 1 commencing December 1, 1993. Interest on such bonds shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty
(30) day months from the first day of June or December, as the case may be, to which interest has been paid (or is deemed to have been paid), unless no interest has been paid (or is deemed to have been paid) thereon, in which case from June 1, 1993, until all such bonds shall be paid or the payment thereof shall have been duly provided for. Each such bond shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the rate borne by such bonds.

          The principal of, and premium, if any, and interest on, the bonds of the 1993 Gas Facilities Series shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts, and such principal, premium, if any, and interest shall be payable at the corporate trust office of the State Trustee, as hereinafter defined.

          SECTION 2. The bonds of the 1993 Gas Facilities Series shall be registered in the name of the State Trustee, as hereinafter defined, under an Indenture of Trust, dated as of June 1, 1993 (for the purpose of this Article I the "State Indenture"), between the Authority and Delaware Trust Company (for the purpose of this Article I, including its successors in trust, if any, under the State Indenture, the "State Trustee"), relating to the Authority's Gas Facilities Revenue Bonds (Delmarva Power & Light Company Project) Series 1993A (for the purpose of this Article I the "State Revenue Bonds"). The bonds of the 1993 Gas Facilities Series are issued to provide for, and secure, the payment of the State Revenue Bonds, the proceeds of which will be used to finance certain gas facilities located or to be located in the Company's gas distribution system in New Castle County, Delaware, under a Financing Agreement dated as of June 1, 1993 (for the purpose of this Article I the "Agreement"), between the Authority and the Company. The principal of, and premium, if any, and interest on, the State Revenue Bonds are payable from payments made by the Company of principal of, and premium, if any, and interest on, the bonds of the 1993 Gas Facilities Series.

          SECTION 3. Whenever payment or provision therefor has been made in respect of the principal of, and premium, if any, and interest on, all or any portion of the State Revenue Bonds in accordance with the State Indenture, the corresponding amount of principal of, and premium, if any, and interest on, the bonds of the 1993 Gas Facilities Series issued as security therefor, shall be deemed to have been paid.

          The Trustee may conclusively assume that the obligation of the Company to make payments on the bonds of the 1993 Gas Facilities Series shall have been fully satisfied and discharged in a timely manner unless and until the Trustee shall have received a written notice to the contrary from the State Trustee, which notice shall state the date such payment was due, the amount of such payment, and the purpose for which such payment was to have been made.

          SECTION 4.  (a) Mandatory Redemption Upon Redemption of State Revenue
                          -----------------------------------------------------
Bonds.  On any date on which the State Revenue Bonds shall be redeemed in whole
- -----
or in part, the bonds of the 1993 Gas Facilities Series shall be redeemed in like principal amount at the same redemption price plus the same accrued interest as shall be payable on the State Revenue Bonds then to be redeemed.
The Company covenants that it shall deposit with the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993 Gas Facilities Series so to be redeemed on each date on which they are to be redeemed.

          (b)  Mandatory Redemption upon Acceleration of State Revenue Bonds.
               -------------------------------------------------------------
If and whenever the Trustee is notified pursuant to Section 802 of the State Indenture (i) that an event of default, as defined in Section 801 of the State Indenture, has occurred and is continuing, (ii) that the principal of all State Revenue Bonds then outstanding and the interest accrued thereon has been declared due and payable and (iii) that the redemption of the bonds of the 1993 Gas Facilities Series is demanded, then as soon as practicable, and in any event within five (5) days of having received notice of such default and of such declaration and such demand, the Trustee shall so notify the Company and, upon receipt of sufficient funds, shall redeem all of the bonds of the 1993 Gas Facilities Series then outstanding upon payment of the principal amount thereof together with accrued interest to the redemption date; provided, however, that such requirement of redemption shall be deemed to be waived, if, prior to the date fixed for such redemption, the State Trustee has notified the Trustee in writing that such event of default under the State Indenture is waived or cured and the accelerated maturity of the State Revenue Bonds ceases to be effective. The Company covenants that, upon receipt of notice of such redemption from the Trustee, it shall immediately deposit with the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993 Gas Facilities Series.

          (c) The Trustee shall not be deemed to have received a redemption notice and demand from the State Trustee under Section 4(b), unless such notice and demand shall have been signed by the President, a Vice President, an Assistant Vice President, a Trust Officer or an Assistant Trust Officer of the State Trustee and shall have been delivered to the Trustee at its principal corporate trust office addressed to the attention of its Corporate Trustee Administration Department.

          (d) Notwithstanding any other provisions of the Indenture, the bonds of the 1993 Gas Facilities Series are subject to redemption only as provided in this Section 4.

          SECTION 5. Each holder of bonds of the 1993 Gas Facilities Series, by the acceptance thereof, has waived any rights to notice of redemption of such bonds. Therefore, the Trustee shall not give notice to the holder of such bonds, notwithstanding any other provisions of the Indenture.

          SECTION 6. Bonds of the 1993 Gas Facilities Series shall be issuable in the denominations of $5,000 and integral multiples thereof. Bonds of the 1993 Gas Facilities Series may be exchanged at the option of the holders thereof, for a like aggregate principal amount of fully registered bonds of such series of other authorized denominations.

          No service or other similar charge shall be made for any exchange, transfer, or registration of the bonds of 1993 Gas Facilities Series, but the Company may require payment of a sum sufficient to cover any tax or taxes or other governmental charges required to be paid by the Company in relation thereto.

          SECTION 7. The principal amount of the bonds of the 1993 Gas Facilities Series which may be authenticated and delivered hereunder is limited in aggregate principal amount to $15,000,000.

          SECTION 8. Bonds of the 1993 Gas Facilities Series in the aggregate principal amount of $15,000,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered, either before or after the recording hereof, in accordance with the request of the Company, signed in the name of the Company by its President, or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, upon compliance by the Company with the applicable provisions of Articles III and IV of the Original Indenture, as amended.


                                   ARTICLE II

              DESIGNATION, PROVISIONS, DENOMINATIONS AND ISSUANCE
            OF BONDS OF THE 1993 POLLUTION CONTROL REFUNDING SERIES

          SECTION 1. A series of bonds of the Company issuable and secured by the Indenture is hereby created and authorized, which series shall be designated "First Mortgage Bonds, Pollution Control Refunding Series 1993B due June 1, 2021" and sometimes referred to as the "1993 Pollution Control Refunding Bonds" or the "bonds of the 1993 Pollution Control Refunding Series". All bonds of the 1993 Pollution Control Refunding Series shall be fully registered bonds.

          Each bond of the 1993 Pollution Control Refunding Series shall be dated as of June 1, 1993, and shall mature, subject to prior redemption, upon the terms and conditions hereinafter set forth, on June 1, 2021. All such bonds shall bear interest at the rate of five and ninety hundredths percent (5.90%) per annum from and including the date thereof until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions hereof, whether at maturity, upon redemption or otherwise. Interest on such bonds shall be payable semi-annually on each June 1 and December 1 commencing December 1, 1993. Interest on such bonds shall be computed upon the basis of a 360-day year, consisting of twelve (12) thirty (30) day months from the first day of June or December, as the case may be, to which interest has been paid (or is deemed to have been paid), unless no interest has been paid (or is deemed to have been paid) thereon, in which case from June 1, 1993, until all such bonds shall be paid or the payment thereof shall have been duly provided for. Each such bond shall bear interest on overdue principal and, to the extent permitted by law, on overdue interest at the rate borne by such bonds.

          The principal of, and premium, if any, and interest on, the bonds of the 1993 Pollution Control Refunding Series shall be payable in any coin or currency of the United States of America which, at the respective dates of payment thereof, is legal tender for the payment of public and private debts, and such principal, premium, if any, and interest shall be payable at the corporate trust office of the State Trustee, as hereinafter defined.

          SECTION 2. The bonds of the 1993 Pollution Control Refunding Series shall be registered in the name of the State Trustee, as hereinafter defined, under an Indenture of Trust, dated as of June 1, 1993 (for the purpose of this Article II the "State Indenture"), between the Authority and Delaware Trust Company (for the purpose of this Article II, including its successors in trust, if any, under the State Indenture, the "State Trustee"), relating to the Authority's Pollution Control Refunding Revenue Bonds (Delmarva Power & Light Company Project) Series 1993B (for the purpose of this Article II the "State Revenue Bonds"). The bonds of the 1993 Pollution Control Refunding Series are issued to provide for, and secure, the payment of the State Revenue Bonds, the proceeds of which will be used to refinance certain pollution control facilities under a Financing Agreement dated as of June 1, 1993 (for the purpose of this Article II the "Agreement"), between the Authority and the Company. The principal of, and premium, if any, and interest on, the State Revenue Bonds are payable from payments made by the Company of principal of, and premium, if any, and interest on, the bonds of the 1993 Pollution Control Refunding Series.

          SECTION 3. Whenever payment or provision therefor has been made in respect of the principal of, and premium, if any, and interest on, all or any portion of the State Revenue Bonds in accordance with the State Indenture, the corresponding amount of principal of, and premium, if any, and interest on, the bonds of the 1993 Pollution Control Refunding Series issued as security therefor, shall be deemed to have been paid.

          The Trustee may conclusively assume that the obligation of the Company to make payments on the bonds of the 1993 Pollution Control Refunding Series shall have been fully satisfied and discharged in a timely manner unless and until the Trustee shall have received a written notice to the contrary from the State Trustee, which notice shall state the date such payment was due, the amount of such payment, and the purpose for which such payment was to have been made.

          SECTION 4.  (a) Mandatory Redemption Upon Redemption of State Revenue
                          -----------------------------------------------------
Bonds.  On any date on which the State Revenue Bonds shall be redeemed in whole
- -----
or in part, the bonds of the 1993 Pollution Control Refunding Series shall be redeemed in like principal amount at the same redemption price plus the same accrued interest as shall be payable on the State Revenue Bonds then to be redeemed. The Company covenants that it shall deposit with the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993 Pollution Control Refunding Series so to be redeemed on each date on which they are to be redeemed.

          (b)  Mandatory Redemption upon Acceleration of State Revenue Bonds.
               -------------------------------------------------------------
If and whenever the Trustee is notified pursuant to Section 802 of the State Indenture (i) that an event of default, as defined in Section 801 of the State Indenture, has occurred and is continuing, (ii) that the principal of all State Revenue Bonds then outstanding and the interest accrued thereon has been declared due and payable and (iii) that the redemption of the bonds of the 1993 Pollution Control Refunding Series is demanded, then as soon as practicable, and in any event within five (5) days of having received notice of such default and of such declaration and such demand, the Trustee shall so notify the Company, and upon receipt of sufficient funds, shall redeem all of the bonds of the 1993 Pollution Control Refunding Series then outstanding upon payment of the principal amount thereof together with accrued interest to the redemption date; provided, however, that such requirement of redemption shall be deemed to be waived, if, prior to the date fixed for such redemption, the State Trustee has notified the Trustee in writing that such event of default under the State Indenture is waived or cured and the accelerated maturity of the State Revenue Bonds ceases to be effective. The Company covenants that, upon receipt of notice of such redemption from the Trustee, it shall immediately deposit with the Trustee sufficient funds to enable the Trustee to redeem all of the bonds of the 1993 Pollution Control Refunding Series.

          (c) The Trustee shall not be deemed to have received a redemption notice and demand from the State Trustee under Section 4(b), unless such notice and demand shall have been signed by the President, a Vice President, an Assistant Vice President, a Trust Officer or an Assistant Trust Officer of the State Trustee and shall have been delivered to the Trustee at its principal corporate trust office addressed to the attention of its Corporate Trustee Administration Department.

          (d) Notwithstanding any other provisions of the Indenture, the bonds of the 1993 Pollution Control Refunding Series are subject to redemption only as provided in this Section 4.

          SECTION 5. Each holder of bonds of the 1993 Pollution Control Refunding Series, by the acceptance thereof, has waived any rights to notice of redemption of such bonds. Therefore, the Trustee shall not give notice to the holder of such bonds, notwithstanding any other provisions of the Indenture.

          SECTION 6. Bonds of the 1993 Pollution Control Refunding Series shall be issuable in the denominations of $5,000 and integral multiples thereof.
Bonds of the 1993 Pollution Control Refunding Series may be exchanged at the option of the holders thereof, for a like aggregate principal amount of fully registered bonds of such series of other authorized denominations.

          No service or other similar charge shall be made for any exchange, transfer, or registration of the bonds of 1993 Pollution Control Refunding Series, but the Company may require payment of a sum sufficient to cover any tax or taxes or other governmental charges required to be paid by the Company in relation thereto.

          SECTION 7. The principal amount of the bonds of the 1993 Pollution Control Refunding Series which may be authenticated and delivered hereunder is limited in aggregate principal amount to $18,200,000.

          SECTION 8. Bonds of the 1993 Pollution Control Refunding Series in the aggregate principal amount of $18,200,000 shall forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered, either before or after the recording hereof, in accordance with the request of the Company, signed in the name of the Company by its President, or one of its Vice Presidents and its Treasurer or one of its Assistant Treasurers, upon compliance by the Company with the applicable provisions of Articles III and IV of the Original Indenture, as amended.


                                  ARTICLE III

                                 MISCELLANEOUS

          SECTION 1. As supplemented and amended by the aforesaid supplemental indentures and as supplemented and amended by this Eighty-Fourth Supplemental Indenture, the Original Indenture is in all respects ratified and confirmed and the Original Indenture and the aforesaid supplemental indentures and this Eighty-Fourth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

          SECTION 2. This Eighty-Fourth Supplemental Indenture shall be simultaneously executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

          SECTION 3. The recitals of fact contained herein shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same.

          SECTION 4. The debtor and its mailing address are Delmarva Power & Light Company, 800 King Street, P.O. Box 231, Wilmington, Delaware 19899. The secured party and its address, from which information concerning the security interest hereunder may be obtained, are Chemical Bank, 450 W. 33rd Street, 9th Floor, New York, New York 10001, Attn: Corporate Trustee Administration Department.

          SECTION 5. The Trustee may conclusively rely on, and shall be protected in acting upon, any certificate, opinion, notice, demand, waiver, request, consent, report, or other paper or document signed by the President, a Vice President, or a Trust Officer of the State Trustee.

          SECTION 6. The Company acknowledges that it received a true and correct copy of this Eighty-Fourth Supplemental Indenture.

          IN WITNESS WHEREOF, the Company has caused this instrument to be signed in its name and behalf by its Vice President and its corporate seal to be hereunto affixed and attested by its Secretary and the Trustee has caused this instrument to be signed in its name and behalf by one of its Vice Presidents and its corporate seal to be hereunto affixed and attested by a Trust Officer, effective as of the 1st day of June, 1993.

                                DELMARVA POWER & LIGHT COMPANY


Date of Execution               By  /s/  B. S. Graham
                                    -------------------------------
May 28, 1993                        B. S. GRAHAM, VICE PRESIDENT

[Seal]
                              Attest:

                                    /s/  D. P. Connelly
                                    -------------------------------
                                    D. P. CONNELLY, SECRETARY

                                       CHEMICAL BANK


Date of Execution               By  /s/  F. J. Farrell
                                    -------------------------------
May 28, 1993                        F. J. FARRELL, VICE PRESIDENT

[Seal]

                              Attest:

                                    /s/  R. Bishop
                                    -------------------------------
                                    R. BISHOP, TRUST OFFICER

STATE OF DELAWARE    )
                     )  SS.
NEW CASTLE COUNTY    )


          BE IT REMEMBERED that on this   28th      day of        May
                                        ---------            -------------
A.D. 1993, personally came before me, a notary public for the State of Delaware,
B. S. Graham, Vice President of DELMARVA POWER & LIGHT COMPANY, a corporation of the State of Delaware and the Commonwealth of Virginia, party to the foregoing instrument, known to me personally to be such, and acknowledged the said instrument to be her own act and deed and the act and deed of said corporation; that the signature of said Vice President is in her own proper handwriting; that the seal affixed is the common or corporate seal of the said corporation; and that her act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of said corporation.

          GIVEN under my hand and official seal the day and year aforesaid.

                                 /s/ Sheryl R. Hynson
                                 -----------------------------------
                                 Notary Public

                                 My Commission expires
                                 March 16, 1995

[Seal]

STATE OF NEW YORK    )
                     )  SS.
COUNTY OF NEW YORK   )



          BE IT REMEMBERED that on this   28th   day of   May   A.D. 1993,
                                       --------        -------
personally came before me, a Notary Public for the State of New York, F. J. Farrell, Vice President of CHEMICAL BANK, a corporation of the State of New York, party to the foregoing instrument, known to me personally to be such, and acknowledged the said instrument to be his own act and deed and the act and deed of said corporation; that the signature of said Vice President is his own proper handwriting; that the seal affixed is the common or corporate seal of said corporation; and that his act of signing, sealing, executing and delivering said instrument was duly authorized by resolution of the Board of Directors of said Corporation.

          GIVEN under my hand and official seal the day and year aforesaid.


                                       /s/  Emily Fayan
                                       ----------------------------------
                                                            Notary Public

                                       Notary Public, State of New York
                                       No. 24-4737006
                                       Qualified in Kings County
                                       Certificate Filed in New York County
                                       Commission Expires December 31, 1993


[Seal]

                            CERTIFICATE OF RESIDENCE


          CHEMICAL BANK, successor Trustee to the Trustee within named, by merger, hereby certifies that its precise residence is 450 W. 33rd Street, in the Borough of Manhattan, in The City of New York, in the State of New York.

                                   CHEMICAL BANK



                                   By: /s/  R. Bishop
                                       -------------------------------
                                       R. Bishop
                                       Trust Officer

                                RECORDATION DATA


          Executed Counterparts of the Eighty-Fourth Supplemental Indenture were recorded in Real Property Mortgage Records as follows:


                     Received             Mortgage Records
State and County    for Record          Book              Page
                    ----------          ----              ----
DELAWARE:
    New Castle        06/03/93          2863               316
    Kent              06/02/93          X045               131
    Sussex            06/02/93          1766               113
PENNSYLVANIA:
    Armstrong         06/02/93          1298               162
    Adams             06/01/93           731               302
    Bedford           06/01/93           520               591
    Blair             06/01/93          1072               385
    Cambria           06/02/93           831               789
    Cumberland        06/01/93          1138              1191
    Delaware          06/02/93          1099              1543
    Franklin          06/02/93           883               565
    Huntingdon        06/02/93           326               512
    Indiana           06/01/93           469               018
    Lancaster         06/01/93          3908               563
    Westmoreland      06/01/93          3133               196
    York              06/01/93           641               803
NEW JERSEY:
    Burlington        07/21/93          5088               241
    Camden            06/02/93          3990               614
    Gloucester        07/21/93          2425               116
    Mercer            06/02/93          2775               010
    Middlesex         06/02/93          4457               405
    Salem             06/02/93          0714               040
    Somerset          06/02/93          2263               506
    Warren            06/02/93          1403               120
MARYLAND:
    Caroline          06/03/93           215               352
    Cecil             06/04/93           437               001
    Dorchester        06/02/93           288               592
    Kent              06/04/93           040               468
    Queen Anne's      06/02/93           428               559
    Somerset          06/02/93           411              1080
    Talbot            06/03/93           752               345
    Wicomico          06/01/93          1339               828
    Worcester         06/02/93          1937               103
VIRGINIA:
    Accomack          06/02/93           642               669
    Northampton       06/02/93           261               386
